LEGG MASON PARTNERS EQUITY TRUST

FEBRUARY 2, 2011

SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 2010 OF

LEGG MASON PERMAL TACTICAL ALLOCATION FUND

The following text replaces the section of each Fund’s prospectus titled “More on fund management”.

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of December 31, 2010, LMPFA’s total assets under management were approximately $190.7 billion.

Permal Asset Management Inc. (“Permal”) is an investment subadviser to the fund. Permal, with offices at 900 Third Avenue, New York, New York 10022, is a member of The Permal Group and is owned indirectly by Permal Group Ltd., a holding company of an international financial group of companies. Permal Group Ltd. is a subsidiary of Legg Mason. The Permal Group is one of the largest fund-of-funds investment management firms in the world with approximately $21 billion in assets under management as of December 31, 2010. Permal provides day-to-day portfolio management with respect to the fund’s assets, including the allocation among asset classes and the determination of the fund’s allocation to particular underlying funds.

Legg Mason Global Asset Allocation, LLC (“LMGAA”) is also an investment subadviser to the fund. LMGAA is responsible for implementing Permal’s portfolio investment decisions for the fund and provides certain compliance and portfolio execution services to the fund. LMGAA has offices at 620 Eighth Avenue, New York, New York 10018. As of December 31, 2010, LMGAA’s total assets under management were approximately $5 billion.

Western Asset Management Company (“Western Asset”) manages the fund’s cash and short-term instruments. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2010, the total assets under management of Western Asset and its supervised affiliates were approximately $453.9 billion.

LMPFA, LMGAA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2010, Legg Mason’s asset management operations had aggregate assets under management of approximately $671.8 billion.

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